EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of EXE Technologies, Inc. (the “Company”) for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Joseph L. Cowan, Chief Executive Officer of the Company, and Kenneth R. Vines, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph L. Cowan

Dated: August 13, 2003	Joseph L. Cowan
Chief Executive Officer

/s/ Kenneth R. Vines

Dated: August 13, 2003	Kenneth R. Vines
Chief Financial Officer